UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2025

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 3, 2025, the Board of Directors of Body and Mind Inc. (the “Company”) determined that certain of the Company’s previously issued condensed consolidated financial statements as noted below should no longer be relied upon.

The financial statements that should no longer be relied upon are as follows:

1.

the unaudited condensed consolidated financial statements of the Company for the three and six months ended January 31, 2024 and 2023 (the “Q2 Financials”), which were included in the Form 10-Q that we filed with the SEC on March 25, 2024; and

2.

the unaudited condensed consolidated financial statements of the Company for the three and nine months ended April 30, 2024 and 2023 (the “Q3 Financials”), which were included in the Form 10-Q that we filed with the SEC on June 20, 2024.

During the audit of the Company’s consolidated financial statements for the year ended July 31, 2024, certain accounting treatment relating to a variable interest entity were discussed extensively between the Company’s management, external experts, and Sadler, Gibb & Associates, LLC, the Company’s independent registered public accounting firm. The disposition of a certain entity by the Company was deconsolidated for the Q2 Financials and the Q3 Financials. Greater discussion and scrutiny during the annual audit revealed that this entity meets the criteria of a variable interest entity and the Company ought to have consolidated the entity as an asset held for sale. The Company also discovered that management fee income from one of its investees was not properly recorded in the Q2 Financials and the Q3 Financials. The Board of Directors has determined that these misstatements, noted above, were material on a cumulative basis. Accordingly, these previously issued financial statements should no longer be relied on.

We intend to file as soon as reasonably possible, amendments to the following quarterly reports in order to restate the condensed consolidated financial statements included in such filings:

1.

the Form 10-Q, which was filed on March 25, 2024, in order to restate the unaudited condensed consolidated financial statements of the Company for the three and six months ended January 31, 2024 and 2023; and

2.

the Form 10-Q, which was filed on June 20, 2024, in order to restate the unaudited condensed consolidated financial statements of the Company for the three and nine months ended April 30, 2024 and 2023.

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On February 5, 2025, the Company issued the news release attached hereto as Exhibit 99.1 providing an update on financial reporting that certain accounting treatment relating to a variable interest entity resulted in the disposition of that entity by the Company being deconsolidated for the financial statements for the three and six month periods ended January 31, 2024 and 2023 (Q2 2024) and the financial statements for the three and nine month periods ended April 30, 2024 and 2023 (Q3 2024), which the Company ought to have consolidated the entity as an asset held for sale. In addition, the Company also discovered that management fee income from one of the investees was not properly recorded in the Q2 2024 financial statements and the Q3 2024 financial statements. The Board of Directors has determined that these misstatements were material on a cumulative basis. Accordingly, these previously issued financial statements should no longer be relied upon.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated February 5, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: February 6, 2025	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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